Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Santander Drive Auto Receivables Trust 2023-3 (the “Transaction”). Santander Consumer USA Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Receivable File. Additionally, RBC Capital Markets, LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 22, 2023, at the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of June 8, 2023, with respect to 56,262 automobile receivables (the “Initial Receivable File”). At the Company’s instruction, we randomly selected 150 automobile receivables from the Initial Receivable File (the “Sample Receivables”).

Further, on June 27, 2023, at the instruction of the Company, we accessed the Company Website and obtained a supplemental data file containing, for each Sample Receivable, the origination date, model year, co-obligor indicator, payment to income ratio and FICO score that are expected to be presented in the Regulation AB - Schedule AL for the Transaction (the “Supplemental Receivable File”).

We were instructed, by representatives of the Company, to append the Initial Receivable File with the information set forth on the Supplemental Receivable File. The Initial Receivable File, as adjusted, is hereinafter referred to as the “Statistical Receivable File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

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Characteristics

1. Vehicle identification number (“VIN”)	9. Current annual percentage rate
2. Origination date	10. FICO score
3. Original amount financed	11. Loss forecasting score
4. Original term to maturity	12. Origination date (month and year) - Schedule AL
5. Model type (new/used)	13. Model year – Schedule AL
6. Original monthly P&I payment	14. Co-obligor indicator (true/false) – Schedule AL
7. Original annual percentage rate	15. FICO score – Schedule AL
8. Current monthly P&I payment	16. Payment to income ratio – Schedule AL

We compared Characteristics 1. through 7. and 12. through 14. to the corresponding information set forth on or derived from an Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5., 8 through 11., 15. and 16. to the corresponding information set forth on or derived from queries (collectively, the “Funding System Query”), provided to us by the Company on June 27, 2023 from the Company’s funding system (the “Funding System”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;”

•

with respect to Characteristic 5., for those Sample Receivables in which the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract” or Title Certificate. Further, a model type of (i) “refinance,” as set forth on the Contract, Purchase Contract or Title Certificate is deemed to be “in agreement” with “used,” as set forth on the Statistical Receivable File and (ii) “demo,” as set forth on the Contract, Purchase Contract or Title Certificate, is deemed to be “in agreement” with “new,” as set forth on the Statistical Receivable File;

•

with respect to Characteristic 5., a model type of (i) “new,” as set forth on the Statistical Receivable File is deemed to be “in agreement” with a model type of “1” set forth on the Funding System Query and (ii) “used,” as set forth on the Statistical Receivable File is deemed to be “in agreement” with a model type of “0” set forth on the Funding System Query;

•	with respect to Characteristics 6. and 8., differences of $1.00 or less are deemed to be “in agreement;”

•

with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the Statistical Receivable File. Further, differences of 0.12% or less is deemed to be “in agreement;”

•

with respect to Characteristics 10. and 15., a FICO score of “NULL” as indicated on the Funding System Query is deemed to be “in agreement” with a “blank” or “0” FICO score as indicated on the Statistical Receivable File;

•

with respect to Characteristic 11., a loss forecasting score of “NULL” as indicated on the Funding System Query is deemed to be “in agreement” with a “blank” loss forecasting score as indicated on the Statistical Receivable File; and

•	with respect to Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•

a Credit Application or an Application for Financing (collectively, the “Application”) for those Sample Receivables not (i) acquired from HSBC or Triad or (ii) originated or refinanced on a specified platform, each as indicated by representatives of the Company;

•

a Credit Bureau Report, for those Sample Receivables originated by the Company or Chrysler Capital, with the exception of originated receivables on a specified platform, as indicated by representatives of the Company;

•	a Truth-in-Lending Disclosure Statement; and

•

the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables not (i) acquired from HSBC or Triad, (ii) originated or refinanced on a specified platform or (iii) having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Receivable File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 10, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 10, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in current monthly P&I payment.
2	One difference in current annual percentage rate.
3	One difference in origination date.
4	One difference in origination date – Schedule AL.
5	One instance in which we were not provided with a Title Certificate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 10, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Funding System Query
1	26452397	Current monthly P&I payment	$770.08	$474.60
2	26452397	Current annual percentage rate	25.96%	6.00%

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Contract
3	26582493	Origination date	6/05/2023	4/26/2023
4	26582493	Origination date - Schedule AL	6/05/2023	4/26/2023

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 10, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the existence of the following:

Exception Description Number	Sample Receivable Number	Items not verified
5	26559346	Existence of a Title Certificate, Security interest of Company or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) and VIN

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.